SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 and 15(d) of the
                        Securities Exchange Act of 1934


Date  of Report (date of earliest event reported):  August 26, 2003  (August 21,
2003)


                                  CRESTED CORP.
--------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter)

         Colorado                        0-8773                    84-0608126
----------------------------        ----------------         -------------------
(State or other jurisdiction         (Commission              (I.R.S.  Employer
     of incorporation)                 File No.)             Identification No.)


     Glen  L.  Larsen  Building
     877  North  8th  West
     Riverton,  WY                                                   82501
     --------------------------------------------               ----------------
     (Address  of  Principal  Executive  Offices)                 (Zip  Code)


       Registrant's telephone number, including area code: (307) 856-9271


                                 Not Applicable
--------------------------------------------------------------------------------
              (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)

ITEM  5.  OTHER  EVENTS

     Crested Corp. reports that RWE Nukem, Inc. (Nukem) of Danbury, Connecticut has filed a motion with the U.S. District Court of Colorado to approve supersedeas bonds in the amount of $20,275,600 to prevent execution on the Judgment, which was entered in favor of U.S. Energy Corp. and Crested Corp. against Nukem.

     Nukem has indicated that it will appeal the July 30, 2003 Order and Final Judgment entered by the Court on August 1, 2003. Nukem has filed a motion under seal to correct the Court's Order of July 30, 2003 and another motion to remand the case to an arbitration panel of the American Arbitration Association. U.S. Energy Corp. and Crested Corp. d/b/a/ USECC have until September 8, 2003 to respond to Nukem's motion.

     U.S. Energy Corp. and Crested Corp. also filed a motion under seal to alter or amend the Court's Judgment. Nukem has until September 5, 2003 to respond to USECC's motion.


FORWARD  LOOKING  STATEMENTS

     This Report on Form 8-K includes "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements other than statements of historical fact included in this Report, are forward-looking statements. In addition, whenever words like "expect," "anticipate" or "believe" are used, we are making forward-looking statements.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CRESTED  CORP.


Dated: August 26, 2003            By:    /s/  Daniel  P.  Svilar
                                        -------------------------
                                        DANIEL  P.  SVILAR,
                                        Secretary